                                                                   Ex-99.(d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO MASTER TRUST

                                         Advisory Fee (as a  Advisory Fee (as a
                                         % of Average Daily  % of Average Daily
                                           Net Assets)         Net Assets)
                                         ------------------- ---------------------
     Master Trust Portfolios                 Current         As of July 9, 2010(+/-)
     -----------------------             ------------------- ---------------------
     C&B Large Cap Value Portfolio       First 500M   0.70   First 500M      0.65
                                         Next 500M    0.65   Next 500M       0.625
                                         Next 2B      0.60   Next 1B         0.60
                                         Next 2B      0.575  Next 2B         0.575
                                         Over 5B      0.55   Over 4B         0.55

     Disciplined Growth Portfolio        First 500M   0.70   First 500M      0.65
                                         Next 500M    0.65   Next 500M       0.625
                                         Next 2B      0.60   Next 1B         0.60
                                         Next 2B      0.575  Next 2B         0.575
                                         Over 5B      0.55   Over 4B         0.55

     Diversified Fixed Income Portfolio  First 500M   0.30      No changes
                                         Next 500M    0.28
                                         Next 2B      0.26
                                         Over 3B      0.24

     Diversified Stock Portfolio         First 500M   0.35      No changes
                                         Next 500M    0.33
                                         Next 2B      0.31
                                         Over 3B      0.29

     Emerging Growth Portfolio           First 500M   0.85   First 500M      0.80
                                         Next 500M    0.825  Next 500M       0.775
                                         Next 1B      0.80   Next 1B         0.75
                                         Next 1B      0.775  Next 1B         0.725
                                         Over 3B      0.75   Over 3B         0.70

     Equity Income Portfolio/1/          First 500M   0.70   First 500M      0.65
                                         Next 500M    0.65   Next 500M       0.625
                                         Next 2B      0.60   Next 1B         0.60
                                         Next 2B      0.575  Next 2B         0.575
                                         Over 5B      0.55   Over 4B         0.55

     Equity Value Portfolio              First 500M   0.70   First 500M      0.65
                                         Next 500M    0.65   Next 500M       0.625
                                         Next 2B      0.60   Next 1B         0.60
                                         Next 2B      0.575  Next 2B         0.575
                                         Over 5B      0.55   Over 4B         0.55

--------
(+/-)On January 11, 2010, the Board of Trustees of Wells Fargo Master Trust approved a reduction in the advisory fee rates payable on a number of Portfolios. Such fee reductions are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.
/1/ On January 11, 2010 the Board of Trustees of Wells Fargo Master Trust approved the name change of the Equity Income Portfolio to the Disciplined Value Portfolio effective July 16, 2010.

                                         Advisory Fee (as a Advisory Fee (as
                                         % of Average Daily a % of Average Daily
                                           Net Assets)        Net Assets)
                                         ------------------ --------------------
     Master Trust Portfolios                 Current        As of July 9, 2010(+/-)
     -----------------------             ------------------ --------------------
     Index Portfolio                     First 500M  0.10      No changes
                                         Next 500M   0.10
                                         Next 2B     0.075
                                         Next 2B     0.075
                                         Over 5B     0.050

     Inflation-Protected Bond Portfolio  First 500M  0.40      No changes
                                         Next 500M   0.375
                                         Next 2B     0.35
                                         Next 2B     0.325
                                         Over 5B     0.30

     International Core Portfolio/2/     First 500M  0.95   First 500M      0.85
                                         Next 500M   0.90   Next 500M       0.80
                                         Next 2B     0.85   Next 1B         0.75
                                         Next 2B     0.825  Next 2B         0.725
                                         Over 5B     0.80   Over 4B         0.70

     International Growth Portfolio      First 500M  0.95   First 500M      0.85
                                         Next 500M   0.90   Next 500M       0.80
                                         Next 2B     0.85   Next 1B         0.75
                                         Next 2B     0.825  Next 2B         0.725
                                         Over 5B     0.80   Over 4B         0.70

     International Index Portfolio       First 500M  0.35      No changes
                                         Next 500M   0.35
                                         Next 2B     0.325
                                         Next 2B     0.325
                                         Over 5B     0.30

     International Value Portfolio       First 500M  0.95   First 500M      0.85
                                         Next 500M   0.90   Next 500M       0.80
                                         Next 2B     0.85   Next 1B         0.75
                                         Next 2B     0.825  Next 2B         0.725
                                         Over 5B     0.80   Over 4B         0.70

     Large Cap Appreciation Portfolio    First 500M  0.70   First 500M      0.65
                                         Next 500M   0.65   Next 500M       0.625
                                         Next 2B     0.60   Next 1B         0.60
                                         Next 2B     0.575  Next 2B         0.575
                                         Over 5B     0.55   Over 4B         0.55

     Large Company Growth Portfolio      First 500M  0.70   First 500M      0.65
                                         Next 500M   0.65   Next 500M       0.625
                                         Next 2B     0.60   Next 1B         0.60
                                         Next 2B     0.575  Next 2B         0.575
                                         Over 5B     0.55   Over 4B         0.55

--------
/2/ On January 11, 2010 the Board of Trustees of Wells Fargo Master Trust approved the name change of the International Core Portfolio to the International Equity Portfolio effective July 16, 2010.

                                          Advisory Fee (as a Advisory Fee (as a
                                          % of Average Daily % of Average Daily
                                            Net Assets)        Net Assets)
                                          ------------------ ---------------------
     Master Trust Portfolios                  Current        As of July 9, 2010(+/-)
     -----------------------              ------------------ ---------------------
     Managed Fixed Income Portfolio       First 500M  0.40      No changes
                                          Next 500M   0.375
                                          Next 2B     0.35
                                          Next 2B     0.325
                                          Over 5B     0.30

     Short-Term Investment Portfolio            0.10            No changes

     Small Cap Index Portfolio            First 500M  0.20      No changes
                                          Next 500M   0.20
                                          Next 2B     0.175
                                          Next 2B     0.175
                                          Over 5B     0.15

     Small Company Growth Portfolio       First 500M  0.85   First 500M      0.80
                                          Next 500M   0.825  Next 500M       0.775
                                          Next 1B     0.80   Next 1B         0.75
                                          Next 1B     0.775  Next 1B         0.725
                                          Over 3B     0.75   Over 3B         0.70

     Small Company Value Portfolio        First 500M  0.85   First 500M      0.80
                                          Next 500M   0.825  Next 500M       0.775
                                          Next 1B     0.80   Next 1B         0.75
                                          Next 1B     0.775  Next 1B         0.725
                                          Over 3B     0.75   Over 3B         0.70

     Stable Income Portfolio              First 500M  0.40      No changes
                                          Next 500M   0.375
                                          Next 2B     0.35
                                          Next 2B     0.325
                                          Over 5B     0.30

     Strategic Small Cap Value Portfolio  First 500M  0.85   First 500M      0.80
                                          Next 500M   0.825  Next 500M       0.775
                                          Next 1B     0.80   Next 1B         0.75
                                          Next 1B     0.775  Next 1B         0.725
                                          Over 3B     0.75   Over 3B         0.70

     Total Return Bond Portfolio          First 500M  0.40      No changes
                                          Next 500M   0.375
                                          Next 2B     0.35
                                          Next 2B     0.325
                                          Over 5B     0.30

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: January 11, 2010

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

   The foregoing fee schedule is agreed to as of January 11, 2010 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO MASTER TRUST

                                             By:
                                                  -----------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  -----------------------------
                                                  Andrew Owen
                                                  Executive Vice President

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